

NeurAxis



Investor Presentation

August 2023

Forward Looking Statements

NeurAxis, Inc. ("NeurAxis") is offering shares of common stock (the "Securities") in a public offering (the "Offering"). The proceeds of the Offering, if completed, are intended primarily to be used for sales and marketing activities, research and development, certain payments to our executive officers pursuant to their respective employment agreements, and general corporate purposes.

Information included herein has been prepared by NeurAxis, Inc. ("NeurAxis") or obtained from sources believed to be reliable, but the accuracy or completeness of such information is not guaranteed by and should not be construed as a representation by NeurAxis or any other person.

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Except for statements of historical fact, any information contained in this presentation may be a forward-looking statement that reflects NeurAxis's current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause events or NeurAxis actual activities or results to differ significantly from those expressed in any forward-looking statement. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "could", "would", "should", "plan", "predict", "potential", "project", "expect", "estimate", "anticipate", "intend", "goal", "strategy", "believe", and similar expressions and variations thereof. Forward-looking statements may include statements regarding NeurAxis's business strategy, the market size and potential growth opportunities of NeurAxis current and future product candidates, capital requirements and use of proceeds, pre-clinical and clinical development activities, the timeline for, and results of, clinical trials, regulatory submissions, and potential regulatory approval and commercialization of its current and future product candidates. Although NeurAxis believes that the expectations reflected in such forward-looking statements are reasonable, such statements are based upon numerous estimates and assumptions with respect to industry performance and competition, general business, economic, market and financial conditions and matters specific to the business of NeurAxis, all of which are difficult to predict and many of which are beyond the control of NeurAxis. NeurAxis cannot guarantee future events, results, actions, levels of activity, performance or achievements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading "Risk Factors" in NeurAxis's filings with the Securities and Exchange Commission as well as risks, uncertainties and assumptions relating to or arising from: (1) the ability to integrate any potential new product candidates into NeurAxis's business in a timely and cost-efficient manner; (2) the cooperation of our contract manufacturers, clinical study partners and others involved in the development of our current and future product candidates; and (3) changes in applicable laws or regulations. Actual results and the timing of events could differ from those anticipated in such forward-looking statement as a result of these risks.

These forward-looking statements speak only as of the date of this presentation and NeurAxis undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

This presentation also contains estimates and other statistical data made by independent parties and by NeurAxis relating to market shares and other data about the neuromodulation industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates.

The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

NeurAxis PENFS[1]: First FDA Cleared Treatment for Pediatric FAP/IBS[2]

Large Global Market with Significant Unmet Need

- $30B+ TAM[3] for target pipeline indications
  - $9B+ TAM[3] for target pediatric indications (near-to-mid term)
  - $21B+ TAM[3] for target adult indications (mid term)
- Large unmet clinical need: high refractory, off label pharmacological treatments with adverse side effects

Unique, Innovative Product Supported by Clinical Evidence

- Novel treatment targeting the brain
- Differentiated PENFS technology
- 800+ published patients[4] by Q3 2023
- Easy-to-learn and efficient procedure

Clear Commercial Pathway

- FDA De Novo clearance
- Technology specific CPT billing code
- Major Insurance Payer Coverage initiated
- Strong IP on Device and Method

Seasoned Management and Board

- Experienced management team and Board of Directors
- Operations and infrastructure built to scale
- Path to profitability

1. Percutaneous Electrical Nerve Field Stimulation
2. FAB/IBS: Functional Abdominal Pain/Irritable Bowel Syndrome
3. Total Addressable Market (TAM) - Calculated by the total number of patients we target to treat multiplied by the revenue potential from each patient
4. Published patient - a patient who went through a study and the study was analyzed and now the study has been published in a peer-reviewed journal

NeurAxis

1st Half 2023 Highlights

Q1 2023

- Expanded insurance policy coverage
  - Coverage extends to 4.75M lives from 4M at the end of 2022
  - Notable Plans:
    - BCBS South Carolina
- Hired U.S. Market Development Director from Zimmer Biomet
- +30% sequential revenue growth

Q2 2023

- Submitted CPT CAT I application
- Launched internal prior authorization team to support and strengthen account utilization
- Received FDA feedback earlier than anticipated on the first phase of Adult indications
- Advanced development of AI technology platform that allows for all pediatricians to diagnose and treat FAPDs*

1H 2023

- 10+ Large payers in the policy review stage
- 10+ New Children's Hospital Accounts

* Functional Abdominal Pain Disorders (FAPDs)

Percutaneous Electrical Nerve Field Stimulation (PENFS)

How Does Neuromodulation Work?

*



Perforating branches
Superficial temporal a.
Anterior auricular aa.
Maxillary a.
Posterior auricular a.
External carotid a.


-Trigeminal (V)
-Facial (VII)
-Glossopharyngeal (IX)
-Vagus (X)

1. Access

Direct access to central nervous system (CNS) through peripheral cranial nerves

2. Stimulate

Stimulation reduces firing of amygdala

3. Change

Induces changes in brain pathways/connectivity

* Second Generation Device Pictured

Established Technology with Demonstrated Safety and Efficacy



IB-STIM

What is IB-Stim™

- PENFS system intended for patients 11-18 years of age with functional abdominal pain (FAP) associated with IBS
- Aids in pain reduction via neuromodulation to branches of Cranial Nerves (V,VII,IX and X)
- Non-drug and non-surgical device therapy that can be placed in an outpatient clinic
- Used 120 hours per week for up to 3-4 consecutive weeks*

FDA De Novo Clearance

CPT CAT III Effective July 1,2022

* FDA guidance of 3 weeks not to exceed 4 weeks

NeurAxis

IB-Stim™ Advantages Over Traditional Care

IB-Stim™		Traditional Care
FDA Indicated	FDA Clearance	No FDA Approved Treatments
Non-Drug Alternative	Physicians / Parents	Rx often Containing FDA Black Box Labels
Localized Skin Irritation	Side Effects	Suicidal Ideation, Depression, & Weight Gain
Targets The Brain Gut Axis	Delivery	Localized and Peripheral



MASSACHUSETTS

Medical Policy

Percutaneous Electrical Nerve Field Stimulation for Irritable Bowel Syndrome

Table of Contents

- Policy: Commercial
- Policy: Medicare
- Authorization Information
- Coding Information
- Description
- Policy History
- Information Pertaining to All Policies
- References
- Endnotes

Policy Number: 922
BCBSA Reference Number: N/A
NCD/LCD: N/A

Related Policies
Cranial Electrotherapy Stimulation and Auricular Electrostimulation #352

Policy[1]

Commercial Members: Managed Care (HMO and POS), PPO, and Indemnity
Medicare HMO Blue℠ and Medicare PPO Blue℠ Members

IB-STIM® may be considered **MEDICALLY NECESSARY** in children and adolescents when **ALL** of the

DRAFT

NeurAxis

Artificial Intelligence to IB-Stim™

- Artificial Intelligence will analyze large datasets, allowing for the automated diagnosis of FAPDs
- Select patients via EMR with a higher likelihood of response to IB-Stim™
- Predict response to treatment using IB-Stim™
- Obviate the need for referral to pediatric subspecialists
- Treatment in the general pediatrician's office



Select
Predict
AI
Adapt
Inform

NeurAxis

$30B+ Total Addressable U.S. Market for Pipeline Indications

Near-to-mid term Target



$1B
CINV
$3B
Cyclic
Vomiting
$2B
Concussion
$9B+
Pediatric
TAM*
$1B
FAP/IBS
$2B
Nausea

Mid-term Target



$12B
FAP/IBS
$21B+
Adult
TAM*
$9B
Cyclic
Vomiting

Why Pediatrics?

- Significant unmet need
- Lack of FDA approved treatment options
- Single call point for future indications

Entering Pediatric markets first with:

- First FDA cleared treatment for Pediatric FAP/IBS
- Growing Body of Clinical Evidence
- Coding, Coverage and Payment
- KOL and AAP/NASPGHAN endorsement

* Total Addressable Market (TAM) - Calculated by the total number of patients we target to treat multiplied by the revenue potential from each patient

IB-Stim™ Research – By the Numbers

800+ Published Patients
Expected by Q3 2023

6 Current Publications

15 Publications
Expected by Q3 2023

7 Types of Studies

- Double Blind Placebo Controlled
- Long-Term Data
- Registry Data
- Quality of Life Data
- Real World Clinical Data
- Head-to-Head Research vs. SoC
- Health Economic Study

13 Children's Hospital Study Sites

- Cincinnati Children's
- Boston Children's Hospital
- Riley Children's Health, Indiana University Health
- CHOC Children's
- Children's Wisconsin – Kids deserve the best.
- Duke Children's

NeurAxis

IB-Stim™ Competitive Landscape

			Antidepressants		Adult Use (Peripherally Acting at the Gut Level)			
	IB-Stim™	Psychological Therapy	Amitriptyline	Citalopram	Amitiza	Linzess	Trulance	Viberzi
FDA Approved for IBS in Children and Adolescents	✓	✓						
Improves Functional Disability	✓	✓						
Targets Brain-Gut Axis	✓	✓	✓	✓				
Better Than Placebo for Pain in IBS	✓	✓			✓	✓	✓	✓
Improves Pain Catastrophizing	✓	✓						
Improves Global and Somatic Symptoms	✓	✓						
Most Serious Potential Side Effects	Localized Skin Irritation	None	Suicidal Ideation, Dementia (long term use)	Suicidal Ideation, Dementia (long term use)	Abdominal Pain, Allergic Reaction	Diarrhea, Abdominal Pain	Diarrhea, Serious Allergic Reaction	Pancreatitis, Serious Allergic Reaction, Intestinal Obstruction
Easily Accessible	✓		✓	✓	✓	✓	✓	✓

NeurAxis

FDA Pipeline Indications


Indication
Pre-Clinical/ Non-Human Testing
Human Clinical Trial Design
Human Clinical Trials
510k / De Novo FDA Submission
Target Launch
Functional Abdominal Pain & Irritable Bowel Syndrome (Pediatric)
Chronic Nausea (Pediatric)
Post-Concussion (Pediatric)
Chemotherapy-Induced Nausea & Vomiting (Pediatric)
Cyclic Vomiting Syndrome (Pediatric)

Go-To-Market Strategy

2023 Coverage

Total Plans	Total # Lives covered
4 plans	4.75M

Insurance plans	# Lives covered
BCBS of Massachusetts	3M
BCBS of South Carolina	750k
BCBS of Nebraska	700k
Quartz of Wisconsin	300k

Actively leveraging publications to expand coverage

Expecting Society position paper and guideline changes supporting IB-Stim™ as standard of care

Commercialization Strategy





Direct Sales Force

Reimbursement Strategy

Technology Specific CPT coding	
CPT code*	• CAT III code (0720T)
List Price	• $1,195 (~$4,800 per patient)

Engage with AAP and NASPGHAN to apply for CAT I CPT code in 2023

Launch internal prior authorization team

Customers



Children's Hospitals
260 in the U.S.

~33k
U.S. Pediatricians

~10k
U.S. Adult Gastroenterologists

* CPT Code Effective July 1st, 2022

NeurAxis IP Portfolio

- 8 issued and 18 pending patents
  - Device
  - Method
- U.S. IP runs through 2039 for now
- International IP in process
- Freedom to operate



United States Patent
United States Patent
United States Patent
PATENTED

Key Achievements and Milestones


2012
Company Founded
NeurAxis
2014
First Patent Filed
2017
Lancet Publication (IB-Stim™ RCT[1])
IB-STIM
2019
IB-Stim™ FDA Indication
IB-STIM
2021
•BCBS NE & Quartz Wisconsin
•American Academy of Pediatrics Written Support for Coverage
2022
CPT
•CAT III CPT Code
•BCBS MA
2023E
Completed
•CAT I CPT Code Submission
•BCBS SC
Expected
•FDA Pediatric Indication Expansion to Functional Nausea
•Additional Academic Society Support
2024E – 2025E
•Cat I CPT Code
•Additional Academic Society Support
•FDA Pediatric Indication Expansions
▪ Cyclic Vomiting Syndrome
▪ Post-Concussion Syndrome
▪ Chemotherapy Induced Nausea and Vomiting (CINV)

1. RCT: Randomized Controlled Clinical Trials

Management Team



Brian Carrico
Chief Executive Officer, Board Member

St. Jude Medical
BARD



Dr. Adrian Miranda
Chief Medical Officer

Medical College of Wisconsin
Children's Hospital of Wisconsin



John Seale
Chief Financial Officer

RBSK Partners PC
AICPA American Institute of CPAs



Dan Clarence
Chief Operating Officer

Shark Ninja
Walmart Save money. Live better.
BLACK+DECKER



Dr. Tom Carrico
Chief Regulatory Officer

Integrative Health Care Partners



Dr. Chris Brown
Director of Innovation, Founder, Board Member

Army Dental Corps
United States Army Reserve
American Academy of Pain Management

NeurAxis

Key Investment Highlights



Large Global Market with Significant Unmet Need

- $30B+ TAM[3] for target pipeline indications
  - $9B+ TAM[3] for target pediatric indications (near-to-mid term)
  - $21B+ TAM[3] for target adult indications (mid term)
- Large unmet clinical need: high refractory, off label pharmacological treatments with adverse side effects

Unique, Innovative Product Supported by Clinical Evidence

- Novel treatment targeting the brain
- Differentiated PENFS technology
- 800+ published patients[4] by Q3 2023
- Easy-to-learn and efficient procedure

Clear Commercial Pathway

- FDA De Novo clearance
- Technology specific CPT billing code
- Major Insurance Payer Coverage initiated
- Strong IP on Device and Method

Seasoned Management and Board

- Experienced management team and Board of Directors
- Operations and infrastructure built to scale
- Path to profitability

1. Total Addressable Market (TAM) - Calculated by the total number of patients we target to treat multiplied by the revenue potential from each patient
2. Published patient - a patient who went through a study and the study was analyzed and now the study has been published in a peer-reviewed journal